Investor Contact:
Robert G. Burrows
Vice President, Investor Relations
240-631-3280
BurrowsR@ebsi.com

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Vice President, Corporate Communications
240-631-3391
KiefferL@ebsi.com

EMERGENT BIOSOLUTIONS ANNOUNCES GROWTH STRATEGY AND 2024 GOALS AT ANALYST AND INVESTOR DAY

Company aspires to exceed $2 billion in revenue with 27%-30% adjusted EBITDA margin by year end 2024

GAITHERSBURG, Md.—November 21, 2019—Emergent BioSolutions Inc. (NYSE: EBS) today outlined its growth strategy over the next five years and announced its 2024 financial and operational goals during the company’s Analyst and Investor Day held in New York City. Emergent’s senior management shared their vision for continuing to build leadership positions in select public health threat markets and contract development and manufacturing (CDMO), leveraging the company’s unique set of assets, and realizing sustained financial performance and shareholder value creation.

Robert G. Kramer Sr., president and chief executive officer of Emergent BioSolutions, said, “Emergent has developed a growth strategy that supports our desire to make a significant impact on global public health in pursuit of our mission – to protect and enhance life. We are pleased to share this plan, which serves as a roadmap towards our long-term vision of becoming a Fortune 500 company recognized for protecting and enhancing life, driving innovation, and living our values. We are excited by the opportunities ahead and remain steadfastly committed to our patients, customers, employees, and communities.”

2020-2024 Corporate Growth Strategy
The new five-year plan builds upon the successful execution of the previous 2016-2020 plan and is guided by a core strategy focused on five pillars:

•	Execute core business – Deliver core business in products and services;

•	Grow through M&A – Expand impact on patients and customers while profitably delivering incremental topline revenue;

•	Strengthen R&D portfolio – Ensure R&D becomes a more meaningful contributor to growth after 2024;

•	Build scalable capabilities – Invest in operational excellence and innovation to support a growing enterprise that will deliver greater impact; and

•	Evolve culture – Evolve the organization’s culture to support employee engagement and empowerment.

2024 Financial and Operational Goals
Under the plan, the company has established the following key financial and operational goals to be accomplished by year end 2024:

•	Generate total revenue of >$2 billion;

•	Achieve adjusted EBITDA margin of 27% to 30%;

•	Expand and build scalable leadership positions across current and new global public health threat markets; and

•	Invest in capabilities, innovation, and operational excellence.

Commenting on the 2024 goals, Richard S. Lindahl, executive vice president and chief financial officer, said, “Emergent has delivered consistent operational excellence and value creation for the past 21 years. Building on our strong financial foundation, we are committed to funding the company’s growth, outlined in our new five-year strategic plan, with continued focus on prudent capital deployment and increasing shareholder value. If successful, we would substantially expand our global impact on public health for the benefit of our patients, partners, and customers worldwide.”

The presentations delivered at the Analyst and Investor Day event today are available on the Company’s website at https://investors.emergentbiosolutions.com/. A replay of the webcast of the event will be made available via the same link shortly after the event’s conclusion and will be accessible for the next six months.

About Emergent BioSolutions
Emergent BioSolutions Inc. is a global life sciences company seeking to protect and enhance life by focusing on providing specialty products for civilian and military populations that address accidental, deliberate, and naturally occurring public health threats. We aspire to be a Fortune 500 company recognized for protecting and enhancing life, driving innovation, and living our values. Additional information about the company may be found at www.emergentbiosolutions.com. Find us on LinkedIn and follow us on Twitter @emergentbiosolu and Instagram @life_at_emergent.

Non-GAAP Financial Measures
The materials linked to this press release contain four financial measures (Adjusted Net Income, EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), Adjusted EBTIDA, and Adjusted EBITDA Margin) that are considered “non-GAAP” financial measures under applicable Securities and Exchange Commission rules and regulations. These non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles. The Company’s definition of these non-GAAP measures may differ from similarly titled measures used by others. Adjusted Net Income adjusts for specified items that can be highly variable or difficult to predict or reflect the non-cash impact of charges resulting from purchase accounting. EBITDA reflects net income excluding the impact of depreciation, amortization, interest expense and provision for income taxes. Adjusted EBITDA also excludes specified items that can be highly variable and the non-cash impact of certain purchase accounting adjustments (which are tax effected utilizing the statutory tax rate for the US). Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Total Revenues. The Company views these non-GAAP financial measures as a means to facilitate management’s financial and operational decision-making, including evaluation of the Company’s historical operating results and comparison to competitors’ operating results. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to the corresponding GAAP financial measure, may provide a more complete understanding of factors and trends affecting the Company’s business. The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. For additional information on the non-GAAP financial measures noted here, please refer to the reconciliation tables provided in the Appendix to the Analyst and Investor Day presentation.

Safe-Harbor Statement
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including, without limitation, our financial guidance, statements regarding market leadership position, sustained financial performance, future shareholder value creation, expansion through M&A, the contribution of R&D to future growth, building scalable capabilities, product sales and revenue generation, and prudent capital deployment, and any other statements containing the words “will,” “believes,” “expects,” “anticipates,” “intends” “plans,” “targets,” “forecasts,” “estimates” and similar expressions in conjunction with, among other things, discussions of the Company's outlook, financial performance or financial condition, financial and operation goals, strategic goals, growth strategy, product sales, government development or procurement contracts or awards, government appropriations, manufacturing capabilities, and the timing of certain regulatory approvals or expenditures are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances.

There are a number of important factors that could cause the Company’s actual results to differ materially from those indicated by such forward-looking statements, including the availability of funding and the exercise of options under our anthrax vaccine contracts; appropriations for the procurement of our products; our ability to continue deliveries of AV7909, ACAM2000 and VIGIV to the SNS; our ability to secure Emergency Use Authorization designation and eventual licensure of AV7909 from the FDA within the anticipated timeframe, if at all; availability of funding for our U.S. government grants and contracts; our ability to successfully integrate and develop the operations, products or product candidates, programs, and personnel of any entities, businesses or products that we acquire, including our acquisitions of PaxVax and Adapt Pharma; our ability to complete expected deliveries of anthrax vaccines, BAT and raxibacumab; our ability to establish a multi-year follow-on contract for raxibacumab; our ability to identify and acquire or in-license products or product candidates that satisfy our selection criteria; our ability and the ability of our collaborators to defend underlying patents from infringement by generic naloxone entrants; whether anticipated synergies and benefits from an acquisition or in-license will be realized within expected time periods, if at all; our ability to utilize our manufacturing facilities and expand our capabilities; our ability and the ability of our contractors and suppliers to maintain compliance with Current Good Manufacturing Practices and other regulatory obligations; the results of regulatory inspections; the success of our ongoing and planned development programs; the timing and results of clinical trials; the timing of and our ability to obtain and maintain regulatory approvals for our product candidates; and our commercialization, marketing and manufacturing capabilities and strategy. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement as well as the risk factors identified in our periodic reports filed with the Securities and Exchange Commission when evaluating our forward-looking statements.